 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2015

OUTERWALL INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1800 - 114th Avenue SE Bellevue, Washington	98004
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
The information required by this item is included in Item 8.01 and incorporated by reference herein.

Item 8.01	Other Events.
Outerwall Inc. (the “Company”) filed its Annual Report on Form 10-K (the “2014 Form 10-K”) for the year ended December 31, 2014 on February 5, 2015. As previously disclosed in the Current Report on Form 8-K filed April 6, 2015, the Company completed the disposal of its Redbox Canada operations on March 31, 2015.
Additionally, during the first quarter of 2015, the Company began reporting its electronic device recycling business, ecoATM, as a separate reportable segment to align with a change in how the Company’s chief operating decision maker evaluates business performance. The ecoATM segment was previously included in the Company’s New Ventures segment along with other self-service concepts, the combined results of the other self-service concepts are now included in an All Other reporting category as they do not meet quantitative thresholds to be reported as a separate segment.
The Company’s reporting of Redbox Canada operations as discontinued operations and the change in our reportable segments have been reflected in our Quarterly Report on Form 10-Q for the three months ended March 31, 2015, filed with the Securities and Exchange Commission on May 7, 2015. This Current Report on Form 8-K updates certain information in Item 1: Business; Item 6: Selected Financial Data; Item 7: Management's Discussion and Analysis of Financial Condition and Results of Operations; and Item 8: Financial Statements and Supplementary Data in the Company's 2014 Form 10-K. A summary of the changes to the consolidated financial statements and footnotes is included in Note 20: Recast Financial Information.
The following Exhibits to this Current Report are incorporated by reference herein and include revisions made to information in the 2014 Form 10-K to present Redbox Canada operations as discontinued operations and the change in reportable segments:

Updated Item 1: Business, filed as Exhibit 99.1
Updated Item 6: Selected Financial Data, filed as Exhibit 99.2
Updated Item 7: Management's Discussion and Analysis of Financial Condition and Results of Operations, filed as Exhibit 99.3
Updated Item 8: Financial Statements and Supplementary Data, filed as Exhibit 99.4

All other items of the 2014 Form 10-K remain unchanged from the version previously filed with the 2014 Form 10-K. In order to preserve the nature and character of the disclosures set forth in the 2014 Form 10-K, no attempt has been made in this Form 8-K to reflect events occurring after the filing of the 2014 Form 10-K or to otherwise modify or update such disclosures except as required to reflect the effects of the items discussed above. For developments since the filing of the 2014 Form 10-K, please refer to the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2015, filed with the SEC on May 7, 2015, and the Company's Forms 8-K filed since February 5, 2015, the original filing date of the 2014 Form 10-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Item 1: Business (updates certain information in the 2014 Form 10-K)
99.2	Item 6: Selected Financial Data (updates certain information in the 2014 Form 10-K)
99.3	Item 7: Management's Discussion and Analysis of Financial Condition and Results of Operations (updates certain information in the 2014 Form 10-K)
99.4	Item 8: Financial Statements and Supplementary Data (updates certain information in the 2014 Form 10-K)
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase.
101.DEF	XBRL Taxonomy Extension Definition Linkbase.
101.LAB	XBRL Taxonomy Extension Label Linkbase.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTERWALL INC.

Date: May 8, 2015	By:	/s/ Galen C. Smith
Galen C. Smith
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Item 1: Business (updates certain information in the 2014 Form 10-K)
99.2	Item 6: Selected Financial Data (updates certain information in the 2014 Form 10-K)
99.3	Item 7: Management's Discussion and Analysis of Financial Condition and Results of Operations (updates certain information in the 2014 Form 10-K)
99.4	Item 8: Financial Statements and Supplementary Data (updates certain information in the 2014 Form 10-K)
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase.
101.DEF	XBRL Taxonomy Extension Definition Linkbase.
101.LAB	XBRL Taxonomy Extension Label Linkbase.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase.